UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

COMBINATORX, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street
Sixteenth Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 301-7000

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On December 1, 2006, CombinatoRx, Incorporated (the “Company”) entered into an Omnibus Amendment Agreement (the “Amendment”) with certain of its stockholders and warrant holders to amend both (i) the Second Amended and Restated Investors’ Rights Agreement dated as of February 18, 2004, as amended August 5, 2004 and December 4, 2004 and (ii) the Registration Rights Agreement between the Company and Silicon Valley Bank dated as of April 25, 2001.  The purpose of the Amendment was to provide for the termination of the registration rights of these stockholders and warrant holders to the extent they are able to sell their shares of the Company’s common stock pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Omnibus Amendment Agreement dated December 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBINATORX, INCORPORATED

By:	/s/ Robert Forrester
Name: Robert Forrester
Title: Executive Vice President and Chief Financial Officer

Dated:  December 6, 2006

Index to Exhibits

Exhibit No.	Description
10.1	Omnibus Amendment Agreement dated December 1, 2006.